RECLAMATION PROVISION	12 Months Ended
Dec. 31, 2020
Note 17 - RECLAMATION PROVISION

Management’s estimate of the reclamation provision at December 31, 2020, is $808 (December 31, 2019 - $1,524), and the undiscounted value of the obligation is $1,275 (December 31, 2019 - $1,985).

The present value of the obligation was calculated using a risk-free interest rate of 5.96% (December 31, 2019 - 6.86%) and an inflation rate of 3.15% (December 31, 2019 - 3.54%). Reclamation activities are estimated to begin in 2023 for the San Gonzalo Mine and in 2041 for the Avino Mine.

A reconciliation of the changes in the reclamation provision during the years ended December 31, 2020, and 2019, is as follows:

	December 31, 2020	December 31, 2019

Balance at beginning of the period	$1,524	$10,799
Changes in estimates	(737)	840
Disposition of Bralorne (Note 5)	-	(10,828)
Unwinding of discount related to Bralorne	-	217
Unwinding of discount related to continuing operations	99	104
Effect of movements in exchange rates	(78)	392
Balance at end of the period	$808	$1,524

During the year ended December 31, 2020, the Company recognized a decrease in the asset retirement obligations in connection with the Avino and San Gonzalo Mines due to the changes in estimated timing of reclamation activities, and closure cost estimates. As a result, a reduction of $544 was recognized in relation to the capitalized costs of the Avino Mine (Note 11 - Plant, equipment and mining properties) and an amount of $193 was recognized in the consolidated statement of operations and comprehensive income (loss) in relation to the reduction of the asset retirement obligation of the San Gonzalo Mine.